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                                                                   EXHIBIT 23.16

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 23, 1998 with respect to the financial statements of Superhighway, Inc. d/b/a Indynet in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Indianapolis, Indiana
December 24, 1998